3Q 2020 Update

Digital Payments

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB
LISTED
NYSE







Disclosure

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company's financial condition and capital ratios, results of operations and the Company's outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as "may", "believe", "expect", "anticipate", "plan", "continue", or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to those discussed under the heading "Risk Factors" in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs and unanticipated adverse changes in our customers' economic conditions or economic conditions in our local area in general.

Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the Coronavirus ("COVID-19") outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board's target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experience additional resolution costs.

Forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward-looking statement, whether the result of new information, future events or otherwise.

A Diversified Financial Institution

We are More than a Commercial Bank

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

Our Mission

To offer a full **range of banking and innovative financial services** to businesses and individuals embracing **the new digital banking era.**

Serve **markets underserved** by the ever-consolidating financial services industry and advance our leading-edge model that **combines new technologies with the best of traditional banking practices.**

Our Strategic Priorities

Enhance our **position as a leader in the settlement of global and digital payments** that brings people around the world closer together.

Be the **critical financial infrastructure for select fintechs** to access our global payments settlement platform.

21-Years of Reliable Asset Quality and Financial Performance

- Organic business loan origination platform
- Core funded organic deposit franchise
- Helping our clients build and sustain generational wealth since 1999

A Diversified Financial Institution

Our Unique Product Offerings and Solutions

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

Global Digital Payments

- Administers domestic and international digital payments settlement
- Delivers critical financial infrastructure
- Leading national, third-party debit card issuer
- Merchant acquiring services to banked, underbanked and unbanked client customers
- Executes E-commerce 2.0 digital payments

Commercial Lending

- Relationship based commercial real estate lending
  - Majority of loans originated through direct relationship or referred from existing clients
- Commercial lending growth driven by expertise in specific lending verticals
  - Deep knowledge of various markets and sectors
  - High-touch client approach

Business Banking

- Checking, deposit, lending and cash management product and services for small and middle-market businesses
- MCB Business Bankers with deep knowledge and expertise in multiple markets, including law firms, resident healthcare and real estate property management

Personal Banking

- Broad range of hallmark personal checking and savings accounts
- A full suite of electronic banking services that allow clients to easily manage their everyday financing needs


Global Payments Group
Singular Focus
Digital Payments Worldwide,
Every Day

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

Customer Centric Digital Payments Worldwide

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

at December 31, except 2020 which is at September 30, | Unaudited

Clients


94
146
160
2018
2019
3Q 2020 YTD

160 clients with offices on six continents

1.5 million active client customers across 200 countries

Active Client Customers

millions


1.16
1.30
1.54
2018
2019
3Q 2020 YTD

Client Customer Transactions

millions


38.6
42.3
40.4
2018
2019
3Q 2020 YTD

Over 40.4 million domestic and international transactions totaling $5.3 billion in 130 fiat and digital currencies and 120+ languages

Client Customer $ Volume

$ billions


$3.96
$3.85
$5.28
2018
2019
3Q 2020 YTD

Delivering Critical Financial Infrastructure, *Every Day*

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

- Domestic and international digital payments settlements, *every day*
- Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance, *every day*
- Custodian of deposits on behalf of clients and their customers, *every day*
- Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities, *every day*
- Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses, *every day*
- Merchant Acquiring Services for the banked, underbanked and unbanked, *every day*
- A leading national issuer of third-party debit cards status, *every day*

Digital payment platforms are the underpinnings of **E-commerce –**

E-commerce 1.0 was about selling goods, starting with Dell.com and Book Stacks Unlimited in the early 1990s.

E-commerce 2.0 is about buying, selling and connecting a limitless array of products and services with desktop and mobile devices:

- Video, movies, TV programs, music, books, podcasts and news streaming services
- DIY online learning – from around the corner to around the world; how to knit to PhD
- Global gig work opportunities
- Tickets to in-person and virtual sporting and entertainment events
- Grocery and prepared meals delivered

The list goes on and on...

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

Tending to Our Diverse Digital Payment Products Ecosystem, *Every Day*

Accounts Payable / Expense Management



Now I can view and comment on everyone's expenses no matter where they are.

ACH Processing and Settlement



Our international business runs smoother when we are paid digitally.

Bill Payment



Check writing, stamps, check registers, so yesterday. Billpay app happy to meet you.

Card Present Debit Card



I really enjoy the security of my debit card over cash. A feeling of safety I was missing.

Claim Handling and Processing



This auto insurance claim app is a snap to use. No more needless repair estimates.

Digital Assets Settlement



Getting paid in Bitcoin and having it converted to Euros instantly, sweeeet!

E-Wallet Debit Card



Due cappuccino date night with my prefunded e-wallet watch app in Naples, Italy.

Government Benefits Settlement


U.S. Federal Benefits
Prepaid Debit

My benefit payments arrive like clockwork to my debit card every month. Easy peazy.

International Remittance



Sent my sister money to pay for books at St. George's University in Granada.

Loan Advance / Payment Settlement



Credit score is up so now I can get approved for a new car and visit my folks in Ontario.

Merchant Acquiring



Traveling through southeast Asia and never worrying about having the right currency.

Mobile Payment Settlement



I don't know how it's done but I am glad my phone helps me travel around with ease.

Peer-To-Peer (P2P) Payments



Paying in for Sally's wedding gift was easier than deciding what the gift should be.

Push Payments – Real Time Domestic and International



Foreign travel is exciting, not having to think about exchange rates is joyful.

Rebate Settlement



Morning coffee with my loyalty rewards prepaid debit card in Seattle, Washington.

Virtual Debit Card



Traded in my wallet for paying mobile. More space in my purse for makeup.

Illustrative photography and captions, not actual customers.

Securing Our Place in a Diverse Digital Payment Industry Complex, *Every Day*

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

Auto



Consumer Lending


CREDIT
SCORE

Corporate Accounts Payable Management



Corporate Payroll


Payroll

Correspondent Banking



Criminal Justice and Corrections



Crypto Currency



Financial Services to the Unbanked/Underbanked



Foreign Exchange



Government Payments



Healthcare Co-Pay



Hospitality



Merchant Acquiring



Mobile Banking


MOBILE
BANKING

Online Gambling



Online Gaming



Travel



Trucking



Pharmaceutical



Prepaid Phonecards


$25
Prepaid/Rechargeable
Phone Card

Illustrative photography, not actual customers.

Industry and Product Diversification

at September 30, 2020 | Unaudited

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

16 Digital Products



25.9%
16.1%
11.5%
9.8%
5.7%
5.2%
4.6%
4.0%
4.0%

- 25.9% ACH Processing and Settlement
- 16.1% Card Present Debit Card
- 11.5% Digital Assets Settlement
- 9.8% Mobile Payment Settlement
- 5.7% Peer-To-Peer (P2P) Payments
- 5.2% Virtual Debit Card
- 4.6% International Remittance
- 4.0% Bill Payment
- 4.0% E-Wallet Debit Card
- 3.4% Merchant Acquiring
- 3.4% Push Payments – Real Time Domestic and International
- 2.9% Loan Advance / Payment Settlement
- 1.7% Accounts Payable / Expense Management
- 0.6% Claim Handling and Processing
- 0.6% Government Benefits Settlement
- 0.6% Rebate Settlement

20 Digital Industries

Online Gambling and Gaming combined



22.2%
17.8%
14.4%
7.8%
4.4%
4.4%
4.4%
3.4%
3.4%
3.4%

- 22.2% Cryptocurrency
- 17.8% Mobile Banking
- 14.4% Financial Services to the Unbanked/ Underbanked
- 7.8% Correspondent Banking
- 4.4% Corporate Accounts Payable Management
- 4.4% Merchant Acquiring
- 4.4% Online Gambling and Gaming
- 3.4% Consumer Lending
- 3.4% Corporate Payroll
- 3.4% Foreign Exchange
- 3.4% Prepaid Phonecards
- 2.2% Auto
- 2.2% Trucking
- 1.1% Criminal Justice and Corrections
- 1.1% Government Payments
- 1.1% Healthcare Co-Pay
- 1.1% Hospitality
- 1.1% Pharmaceutical
- 1.1% Travel

Contributions to Deposits

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Deposits by Industry

at September 30,2020 | Unaudited


20.0%
19.3%
11.6%
9.8%
9.8%
5.6%
4.8%

- 20.0% Financial Services to the Unbanked and Underbanked
- 19.3% Mobile Banking
- 11.6% Crypto Currency
- 9.8% Healthcare Co-Pay
- 9.8% Pharmaceutical
- 5.6% Corporate Payroll
- 4.8% Online Gambling and Gaming
- 2.7% Corporate Accounts Payable Management
- 2.5% Foreign Exchange
- 2.1% Travel
- 2.0% Trucking
- 1.5% Correspondent Banking
- 0.8% Government Payments
- 0.9% Criminal Justice and Corrections
- 0.8% Auto
- 0.8% Consumer Lending
- 0.8% Prepaid Phonecards
- 0.5% Merchant Acquiring

Total Average Deposits

at December 31, except 2020 which is at September 30, | $ millions


+61% CAGR
$25.9
$77.9
$157.6
$391.4
$616.1
$410.3
$401.3
2014
2015
2016
2017
2018
2019
3Q 2020YTD

Strong Growth in Revenue

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Non-Interest Income

at December 31, except 2020 which is at September 30, | $ thousands



99%
57%
54%
30%
38%
53%
46%
Global Payments Non-Interest Income (% of Total Non-Interest Income)
+29% CAGR[1]
$1,551
$2,568
$2,926
$3,369
$4,640
$5,643
$6,301
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

1 Compounded annual growth rate ("CAGR") from full year 2014 through full year 2019.


Our Franchise

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

How We Succeed

Strong Growth in Revenues

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Total Revenues

at December 31, except 2020 which is at September 30, | $ thousands



+33% CAGR[1]
$26,286
$1,551
$24,735
2014
$31,920
$2,568
$29,352
2015
$43,489
$2,926
$40,563
2016
$63,382
$3,369
$60,013
2017
$83,384
$4,640
$78,744
2018
$108,239
$5,643
$102,596
2019
$105,082
$6,301
$98,781
3Q 2020 YTD
Global Payments Group ("GPG")
Revenues Excluding GPG

In addition to revenue of $6.3 million, GPG also contributed noninterest bearing deposits, the value of which was estimated at $3.0 million[2].

1 CAGR from full year 2014 through full year 2019.

2 On an FTP basis, assuming the alternative source of funding to be 3 year FHLB advances to match fund interest earning asset, at an average cost of funds of .99% YTD through September 30, 2020.

Delivering Financial Results

Profitability Metrics

Diluted EPS

at December 31, except 2020 which is at September 30,


$2.34
$3.06
$3.56
$3.72
2017
2018
2019
3Q 2020 YTD

ROATCE

at December 31, except 2020 which is at September 30.[1]


10.46%
10.84%
11.27%
12.32%
2017
2018
2019
3Q 2020[1] YTD

1 Annualized

How We Succeed

Stable Net Interest Margin

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Net Interest Margin Analysis

at December 31, except 2020 which is at September 30,



3.38%
3.36%
3.53%
3.52%
3.70%
3.46%
3.26%
MCB Net Interest Margin ("NIM")[1]
0.25%
0.26%
0.51%
1.10%
1.91%
2.28%
0.63%
Average Fed Funds Rate[2]
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

1 Represents full-year NIM, except 2020, which represents September 2020 Year-to-Date "YTD" Annualized NIM.
2 Represents full-year average, except 2020, which represents September 2020 YTD average.

Strong Balance Sheet Growth

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Assets
at December 31, except 2020 which is at September 30, | $ millions


+33% CAGR
$768
$965
$1,220
$1,760
$2,183
$3,358
$4,002
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

Loans, Net of Deferred Fees
at December 31, except 2020 which is at September 30, | $ millions


+31% CAGR
$627
$810
$1,043
$1,405
$1,846
$2,647
$2,956
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

Deposits
at December 31, except 2020 which is at September 30, | $ millions


+36% CAGR
$616
$766
$994
$1,404
$1,661
$2,791
$3,528
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

Total Equity
at December 31, except 2020 which is at September 30, | $ millions


+33% CAGR
$59
$76
$109
$237
$265
$299
$329
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

How We Succeed

Loan Portfolio Growth and Diversification

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

$2.99 billion Loan Portfolio

at September 30, | $ millions



$2,501
$148
$449
$495
$1,409
$2,678
$155
$449
$545
$1,530
$2,771
$139
$482
$599
$1,551
$2,897
$125
$444
$636
$1,692
$2,995
$116
$527
$620
$1,732
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020 YTD
Total CRE[1] (Non-Owner Occupied)
Total CRE (Owner Occupied)
C&I
Other

1 Includes commercial real estate, multifamily and construction loans.

A Diversified Portfolio

at September 30, 2020



14%
18%
21%
40%
40% CRE – Non-Owner Occupied
21% CRE – Owner Occupied
18% C&I
14% Multifamily
3% Construction
2% Consumer
2% 1-4 family

- Multifamily loans – 49% rent regulated
- CRE/RBC ratios: MCB 417.3%
- CRE Owner-Occupied is a segment of our C&I Lending platform

Commercial Growth Driven by Expertise in Specific Lending Verticals

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

General Commercial and Industrial Overview

Target Market

- Middle market businesses with annual revenues below $200 million
- Primarily concentrated in the New York MSA
- Well-diversified across industries

Key Metrics

- Average yield of 4.88% YTD
- Strong historical credit performance
  - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans
  - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks

C&I Composition

at September 30, 2020


42%
19%
10%
7%
5%
5%
5%
42% Healthcare
19% Finance and Insurance
10% Retail Trade and RE Rental & Leasing
7% Individuals
5% Wholesale Trade
5% Individuals Secured
5% Professional, Scientific, Technical and Other Services
3% Manufacturing
2% Transportation
1% Accommodation and Food Services
1% Arts, Entertainment, and Recreation

Relationship-Based Commercial Real Estate Lending

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Target Market

- New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 million
- Primarily concentrated in the New York MSA
- Well-diversified across various property types

Key Metrics

- Losses peaked at 51 basis points in 2010 and have been de minimus since 2014
- Weighted average loan-to-value of 56.15%
- Average LTV of 45.32% on stabilized rent regulated properties provide a cushion against any falling values

Composition by Type

at September 30, 2020


24%
18%
10%
9%
9%
7%
6%
6%
4%
24% Nursing Home CRE
18% Multifamily
10% Retail
9% Mixed Use
9% Other CRE
7% Office
6% Land
6% Hospitality
4% Construction
3% Commercial Condo and Co-op
2% 1-4 Family
2% Warehouse

Composition by Region

at September 30, 2020


27%
21%
19%
10%
8%
5%
4%
4%
27% Other
21% Brooklyn
19% Manhattan
10% Queens
8% Bronx
5% Long Island
4% Other NY
4% New Jersey
1% Connecticut
1% Staten Island

Majority of loans are originated through direct relationships or referrals from existing clients.

Well-Developed, Sector Diversified Healthcare Portfolio

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

- Active in Healthcare lending since 2002
- CRE – Skilled Nursing Facilities (SNF) – Average LTV of 68%
- Highly selective regarding the quality of Skilled Nursing Operators that we finance
- Borrowers typically have over 1,000 beds under management
- Loans are made only in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 71% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.02x and average loan-to-value is 67%. Once the loans are seasoned, the mortgage portion of the bridge loan is refinanced with HUD.
- Stabilized loans and Non-Stabilized loans are respectively $406 million and $156 million.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).


C&I SNF $98 million
CRE SNF $562 million
C&I Other $120 million
CRE Skilled Nursing Facilities (SNF) $562 million
C&I Other Healthcare $120 million
C&I Skilled Nursing Facilities (SNF) $98 million

C& I Healthcare Composition


10%
17%
20%
45%
45% Nursing and Residential Care Facilities
20% Misc. Health Practitioners
17% Ambulatory Health Care Services
10% Doctor Office
3% Ambulance Services
2% Offices and Clinics of Dentists
2% Medical Labs
1% Offices of Speech Therapists

Well-Developed, Geographically Diversified Skilled Nursing Facility Portfolio

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

CRE Skilled Nursing Facility Exposure by State


32%
14%
8%
6%
5%
5%
5%
5%
4%
4%
32% New York
14% Florida
8% Maryland
6% Pennsylvania
5% California
5% Indiana
5% New Jersey
5% Tennessee
4% Georgia, Ohio, Rhode Island
4% Kentucky
3% Massachusetts
3% Missouri
3% Virginia
3% Wisconsin

C&I Skilled Nursing Facility Exposure by State


49%
24%
12%
8%
4%
49% New York
24% Tennessee
12% Pennsylvania
8% Georgia, Indiana, Wisconsin, Virginia, Ohio, Kentucky
4% New Jersey
3% Florida

Credit Metrics

at December 31, except 2020 which is at September 30,

NCOs/Average Loans


0.00%
0.00%
0.66%
0.32%
-0.06%
-0.13%
0.02%
2014
2015
2016
2017
2018
2019
3Q 2020[1] YTD

Non-Performing Loans/Loans


0.33%
0.26%
0.35%
0.24%
0.02%
0.17%
0.22%
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

ALLL/Loans


1.25%
1.21%
1.12%
1.05%
1.02%
0.98%
1.12%
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

Non-Performing Loans/ALLL


26.2%
20.9%
31.0%
22.8%
1.5%
17.1%
19.7%
2014
2015
2016
2017
2018
2019
3Q 2020 YTD

1 Annualized

Deposit Composition

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

Deposits $3.53 billion

at September 30, 2020


12%
32%
23%
30%
32% DDA (excl. Corporate Cash Management)
30% Corporate Cash Management MMA
23% MMA (excl. Corporate Cash Management)
12% Corporate Cash Management DDA
3% Savings and CD's

- Corporate cash management deposits designed for clients who are in possession of or have discretion over large deposits such as property management companies, title companies, and bankruptcy trustees.
- Corporate cash management deposit accounts have an expected retention period of greater than 3 years.
- Corporate cash management deposit accounts in total have a weighted average cost of 48 basis points.

Deposit Composition Over Time

at September 30, 2020 | $ millions


$2,705
$2,791
$3,022
$2,395
$3,528
Q3 2019: $377, $139, $221, $328, $355, $527, $758
Q4 2019: $328, $104, $207, $392, $375, $580, $805
Q1 2020: $173, $129, $219, $353, $387, $861, $898
2Q 2020: $221, $106, $318, $515, $396, $856, $983
3Q 2020 YTD: $220, $97, $389, $601, $436, $813, $972
Retail Deposits
Bankruptcy Accounts
Property Managers
Retail Deposits with Loan Customers
Debit Cards - Global Payments Group
Digital Currency Customers - Global Payments Group
Corporate Cash Management Deposits[1]

1 Includes liquidation, receivership, litigation settlement and other fiduciary accounts.

Well Positioned for Changing Rate Environment

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Estimated Sensitivity of Projected Annualized Net Interest Income

as of June30, 2020


-100bps
+100bps
+200bps
0.85%
1.04%
6.16%

Note: Given the recent decreases in market interest rates, the Bank did not model a 200-basis point decrease in interest rates at June 30, 2020.

Fixed vs. Floating Rate Loans

at September 30, 2020


41%
Floating
59%
Fixed

Approximately 67.29% of floating rate loans have floors – Weighted average floor of 5.06%

Appendix

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB LISTED NYSE

Delivering Critical Financial Infrastructure, *Every Day*


U.S. Treasury
Government Payments
Corporate Prefund
Network Loads
WU, MG GD
Direct Deposits/ ACH Loads
Other Load Types
MG, WU, GD, VRL, MCR
Law Firms
Payouts for Legal Settlements
Pension Companies
Public and Private Pension Payments
MCB Clients
MCB Reserve Account
Extraordinary Events
MCB Pooled Funds Account
Adjustment Account
Charge Back Disputes or Provisional Credits
Net Network Settlement Cardholder Activity
MCB Revenue Account
MCB's Revenue
MCB Settlement Account
Net of Fees (Program Earnings and Expenses)
Program Revenue Account
Program's Revenue
MCB Prepaid Invoice Account
External Activity
Moved by External Party
MCB Owned
Moved by MCB
Program Owned
Moved by External Party
Operating Account

Exceeding Client Expectations, *Every Day*

APTO
Apto helps companies issue prepaid, debit, or credit cards to consumers and businesses.

B4B PAYMENTS
State-of-the-art payment solutions for expense management, payroll and payouts, employee incentives and perks

MyBambu
Bambu makes it easy to deposit, withdraw and send money to friends and family in the U.S. and Latin America.

monex
Monex provides financial services to individuals and companies and a diverse range of products to companies: currency exchange, international payments, multicurrency digital accounts, cash management, investments and fiduciary services. Monex is in Mexico, U.S., Canada, U.K., Spain and the Netherlands.

bitpay
BitPay builds powerful, enterprise-grade tools for crypto acceptance and spending. | Building blockchain payment technology to transform how businesses and people send, receive, and store money around the world.

BITCOINIRA
Industry-leading Crypto IRA Platform that is the world's first and largest cryptocurrency IRA platform.

Bitstamp
Global crypto currency exchange for individual investors, professional traders and institutions.

BrightFi
Cloud-based banking platform to configure, test and deploy digital banking products at a fraction of the time and cost.

BROXEL
Send money to anywhere in the United States and Mexico, without a middleman or costly commissions.

CardWorks
CardWorks' mission is to provide customized and compliant loan servicing and asset management to produce our clients' desired end-customer experience.

CASCADE
A modern prepaid program manager that is responsive, agile and service-oriented.

cashpass
A prepaid debit card with underbanked financial services.

CIBanco
Mexico based bank providing banked, unbanked and underbanked financial services in and outside of Mexico.

coinbase
Global crypto currency exchange – 35 million people in over 100 countries trust Coinbase to buy, sell, store, use and earn cryptocurrency.

coinx
Domestic and international payment processing and transfer services.

CoreCARD
Domestic and international payment processing

crypto.com
Crypto Exchange | The Best Place to Buy, Sell and Pay with Crypto

CURO
Designs and develops financial software solutions for banked, unbanked and underbanked targeted to consumers.

Current
Providing premium financial services to everyone with a variety of modern lifestyles to help improve their financial outcomes.

Digicel
Mobile banking service

Exceeding Client Expectations, *Every Day*

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

ETANA CUSTODY
Global custodian for fiat and digital assets.

FairFX
Making it simpler and cheaper for individuals and businesses to manage and move money around the world.

FICENTIVE
A modern turnkey and customizable prepaid and incentive card platform.

finxera
Provides non-financial institutions a simple, secure way to collect, store, and send money.

FirstView FINANCIAL
An innovative PayTech solution provider excelling at making the process of receiving and sending payments simple, seamless and instantaneous.

BANK
A digital bank built to foster financial technology.

Genesis
A full-service digital currency prime broker providing investors with a secure marketplace to trade, borrow, lend and custody digital currencies.

HYPERWALLET A PayPal Service
Provide organizations with a fast, efficient, and transparent way to distribute funds to payees almost anywhere in the world.

IN GO
We reliably and securely deliver instant money to more than 4.5 billion consumer accounts, at the push of a button.

InteractiveBrokers
IBKR provides clients from all over the globe with the ability to invest worldwide at the lowest cost.

INX
A secure and efficient digital asset investment platform for institutional and retail investors.

kraken
Consistently rated the best and most secure cryptocurrency exchange. At the forefront of the blockchain revolution since 2011.

LoanPaymentPro
A fully compliant and cost effective Bankcard, ACH, and RCC/Check21 acceptance platform for brick and mortar, P2P, marketplace platforms and online lenders.

MESH
Cardless corporate payments tailored for businesses built on SaaS. Payment intelligence that ensures payments, subscriptions, and finances run smoothly.

MoneyGram.
A global leader in cross-border P2P payments and money transfers. Its consumer-centric capabilities enable family and friends to quickly and affordably send money in more than 200 countries and territories.

novae
Turnkey, white-label solutions designed to simplify and expedite how end-users make every day payments, on and off line.

numi FINANCIAL
Stored value card solutions for the criminal justice & corrections industry.

PAXOS
A regulated financial institution building infrastructure to enable movement between physical and digital assets.

Payoneer
Businesses and professionals throughout the world can pay and get paid globally, as easily as they do locally.

payouts NETWORK
Enables businesses to dynamically manage their capital through real-time issuance and acceptance of disbursements using existing financial accounts and payment credentials.

Exceeding Client Expectations, *Every Day*

PayPal
A leading technology platform and digital payments company that enables digital and mobile payments on behalf of consumers and merchants worldwide.

Paysafe
Everything businesses and professional need to accept payments online, in-store and anywhere else they do business.

Praxell
A cloud-based technology platform that can easily provide payment solutions to many verticals.

Prepaid Ventures
A leading processor of prepaid debit card solutions in the United States.

Revolut
Travelcard for business and consumer, worldwide money transfer and foreign exchange.

simba
Prepaid global debit card for international underbanked consumers.

Skrill
The online wallet for money movers and makers.

Speedy Cash
Consumer lending and underbanked financial services.

Square
Payments for online and in person retail.

tci
Provides payment processing services as a part of its back office support.

Transparent Financial Systems
Advancing financial infrastructure through on-demand, cryptographic settlement solutions.

tZERO
An easy and secure crypto wallet and exchange service.

uphold
Serving technology companies with merchant processing and card issuing solutions.

usio
Serving technology companies with merchant processing and card issuing solutions.

¡VamosPay!
Underbanked financial services

verizon
One of the world's leading providers of technology, communications, information and entertainment products and services.

wirex
Travelcard for business and consumer

Partner with the Leading Processors and Payment Processing Networks, *Every Day*

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Leading Processors

Leading Payment Processing Networks